IXYS CORPORATION 2013 EQUITY INCENTIVE PLAN RETENTION RESTRICTED STOCK UNIT AWARD AGREEMENT Littelfuse, Inc. (the “Company”) hereby grants to [Name] (the “Grantee”), a Participant in the IXYS Corporation 2013 Equity Incentive Plan, as amended from time-to-time (the “Plan”), a Restricted Stock Unit Award (the “Award”) for units representing shares of common stock of the Company (“Restricted Stock Units” or “RSUs”), subject to the terms and conditions as described herein. This agreement to grant Restricted Stock Units (the “Award Agreement”), is effective as of [Date] (the “Grant Date”). RECITALS A. The Board of Directors of the Company (the “Board”) maintains the IXYS Corporation 2013 Equity Incentive Plan as an incentive to attract, retain and motivate highly qualified individuals. B. The Board has delegated its authority to administer the Plan to the Compensation Committee of the Board, or its delegate (the “Committee”). C. The Committee has approved the granting of Restricted Stock Units to the Grantee pursuant to the Plan to provide an incentive to the Grantee to focus on the long-term growth of the Company and its subsidiaries. D. To the extent not specifically defined herein, all capitalized terms used in this Award Agreement shall have the meaning set forth in the Plan. If there is any discrepancy between the Award Agreement and the Plan, the Plan will always govern. In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Grantee agree as follows: 1. Grant of Restricted Stock Units. The Company hereby grants to the Grantee a Restricted Stock Unit Award, described below, subject to the terms and conditions in this Award Agreement. This Award is granted pursuant to the Plan and its terms are incorporated by reference. Award Type Grant Date Number of RSUs Restricted Stock Units [date] [number] 2. Vesting of Restricted Stock Units. Subject to the provisions of Section 3, the RSUs will vest (in whole shares, rounded down) in accordance with the schedule below: Installment Vesting Date Applicable to Installment 100% 3rd anniversary of Grant Date

3. Termination of Employment or Service. a. General. Except as otherwise set forth in Sections 3 b. and 3c. below, if the Grantee terminates all employment and service with the Company and its subsidiaries for any reason (including upon retirement or a termination for Cause), any RSU that is not vested under the schedule in Section 2 is forfeited as of the date of the Grantee’s termination of employment and service. b. Death or Disability. If the Grantee terminates all employment and service with the Company and its subsidiaries as a result of death or Disability, the unvested portion of the RSU shall vest pro-rata, based on the Grantee’s continuous employment and service with the Company or any of its subsidiaries (including prior service with IXYS Corporation) completed from the Grant Date to the date of termination (rounded down to the nearest whole number so that no fractional shares will vest). c. Change in Control. In the event the Company or any of its subsidiaries terminates the Grantee’s employment and service with the Company and its subsidiaries without Cause within two years following a Change in Control, then the unvested portion of the RSU shall become immediately vested. The existence of Cause will be determined in the sole discretion of the Chief Legal Officer of the Company (or, in the case of an RSU held by such officer, the Chief Executive Officer of the Company). Also, the Committee may, in its sole discretion, choose to accelerate the vesting of the Award in special circumstances. 4. Defined Terms. As used in this Award Agreement, the following terms have the following meanings: “Disability” means, unless otherwise provided in an employment, change of control or similar agreement in effect between the Grantee and the Company or one of its subsidiaries, the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or one of its subsidiaries. “Change in Control” means the first of the following events to occur: a) The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), other than the Company, any subsidiary, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (a “Person”) of any of stock of the Company that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change in Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, (ii) any acquisition in which the

Company does not remain outstanding thereafter, and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph; b) The replacement of individuals who constitute a majority of the Board of Directors of the Company, during any twelve (12) month period, by directors whose appointment or election is not endorsed by a majority of the Board of Directors of the Company before the date of the appointment or election, provided that, if the Company is not the relevant corporation for which no other corporation is a majority shareholder for purposes of Treasury Regulation Section 1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority shareholder; c) The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi)(D)), other than the Company, a subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change in Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi), and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or d) The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation Section 1.409A- 3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The above definition of “Change in Control” shall be interpreted by the Board of Directors of the Company, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code Section 409A.

Reorganization: If the Company is part of any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may decide that: a) any portion of the Award Agreement shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation; and/or b) any portion of the Award Agreement on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable. 5. Delivery of Stock. As soon as reasonably practicable following each vesting date, the vested RSUs shall be converted into Stock, or the equivalent value in cash, and delivered to the Grantee, pursuant to Section 8.4 of the Plan; provided, such Stock or equivalent in cash shall be delivered to the Grantee no later than 60 days following the applicable vesting date. Fractional shares will not be paid. 6. Responsibility for Taxes and Withholding. The Grantee acknowledges that, regardless of any action the Company or its subsidiary employing the Grantee (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (the “Tax- Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer: (i) make no representations or undertakings regarding the treatment of any Tax- Related Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of RSUs, the conversion of the RSUs into Stock or the receipt of an equivalent cash payment, the subsequent sale of any Stock acquired at vesting and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay, or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, pursuant to Section 11 of the Plan, if permissible under local law and subject to any restrictions provided by the Committee prior to the vesting of the RSUs, the Grantee authorizes the Company or the Employer, or their respective agents, to withhold whole shares of Stock to be issued upon vesting/settlement of the RSUs equal to all applicable Tax-Related Items, rounded down to the nearest whole share (“net settlement”). Alternatively, or in addition, subject to any restrictions provided by the Committee prior to the vesting of the RSUs, the Grantee authorizes the Company and/or the Employer, or their respective agents, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation payable to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or (iii) personal check or other cash equivalent acceptable to the Company or the Employer (as applicable). Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or such greater amounts not to exceed the maximum statutory rate necessary, in the applicable jurisdiction, to satisfy federal, state, and local withholding tax requirements (but only if withholding at a rate greater than the minimum statutory rate will not result in adverse financial accounting consequences). In the event that the Company or the Employer withholds an amount for Tax-Related Items that exceeds the maximum withholding amount under applicable law, the Grantee shall receive a refund of such over-withheld amount in cash and shall have no entitlement to an equivalent amount in Stock. If the obligation for Tax-Related Items is satisfied by withholding a number of shares of Stock as described herein, for tax purposes, the Grantee shall be deemed to have been issued the full number of shares of Stock subject to the Award, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of the Grantee’s participation in the Plan. Finally, the Grantee shall pay to the Company or to the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares or the proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligation in connection with the Tax-Related Items. 7. Transferability. The RSUs are not transferable other than: (a) by will or by the laws of descent and distribution; (b) pursuant to a domestic relations order; or (c) to members of the Grantee’s immediate family, to trusts solely for the benefit of such immediate family members or to partnerships in which family members and/or trusts are the only partners, all as provided under the terms of the Plan. After any such transfer, the transferred RSUs shall remain subject to the terms of the Plan. 8. Adjustment of Shares. In the event of any transaction described in Section 4.3 of the Plan, the terms of this Award may be adjusted as set forth in Section 4.3 of the Plan. 9. Shareholder Rights. The grant of RSUs does not confer on the Grantee any rights as a shareholder or any contractual or other rights of service or employment with the Company or its subsidiaries. The Grantee will not have shareholder rights with respect to any shares of Stock subject to an RSU until the RSU is vested and shares of Stock are delivered to the Grantee. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to such date, except as provided under the Plan. 10. Data Privacy. In order to perform its requirements under the Plan, the Company or one or more of its subsidiaries may process sensitive personal data about the Grantee. Such data includes but is not limited to the information provided in this Award package and any changes thereto, other appropriate personal and financial data about the Grantee, and information about the Grantee’s participation in the Plan and RSUs exercised under the Plan from time to time. By accepting this Award Agreement, the Grantee hereby gives consent to the Company and its subsidiaries to hold, process, use and transfer any personal data outside the country in which the Grantee is employed and to the United States, and vice-versa. The legal persons for whom the personal data is intended includes the Company and any of its subsidiaries, the outside plan administrator as selected by the Company from time to time, and any other person that the Company may find appropriate in its administration of the Plan. The Grantee may review and correct any personal data by contacting the local Human Resources Representative. The Grantee understands that the transfer of the information outlined herein is important to the administration of the Plan and failure to consent to the transmission of such information may limit or prohibit participation in the Plan. 11. Appendix. Notwithstanding any provisions in this Award Agreement, the grant of the RSUs shall be subject to any special terms and conditions set forth in any appendix (or any appendices) to this Award Agreement for the Grantee's country (the "Appendix"). Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Award Agreement. 12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSU or other awards granted to the Grantee under the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. 13. Severability. If one or more of the provisions in this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan. 14. Amendments. Except as otherwise provided in Section 15, this Award Agreement may be amended only by a written agreement executed by the Company and the Grantee. 15. Section 409A. The RSUs are intended to comply with the requirements of Section 409A. The Plan and this Award Agreement shall be administered and interpreted in a manner consistent with this intent. If the Company determines that the RSUs fail to comply with the requirements of Section 409A, the Company may, at the Company’s sole discretion, and without the Grantee’s consent, amend this Award Agreement to cause the RSUs to comply with Section 409A. Any payments under this Award shall be treated as separate payments for purposes of Section 409A. For purposes of determining timing of payments, any references to retirement, resignation, or termination of employment or service shall mean a “separation of service” as defined in Section 409A, and any payment to a “specified employee” within the meaning of Section 409A made on account of a separation from service shall be subject to a 6- month specified employee delay to the extent required by Treasury Regulations Section 1.409A- 1(c)(3)(v) and shall not be paid until six months after the date of such separation from service, and any amount of such payment that would otherwise be payable during such six month period shall be paid at the end of such period.

16. Governing Law. This Award Agreement shall be construed under the laws of the State of Delaware. IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed in its name and on its behalf, as of the Grant Date. LITTELFUSE, INC. David W. Heinzmann President and Chief Executive Officer

APPENDIX WAIVER OF DATA PRIVACY FOR NON-U.S. RESIDENTS By accepting this Award (whether by electronic means or otherwise), you consent to Littelfuse holding, processing, using, and transferring your personal data relating to this Award across country borders to the Littelfuse corporate headquarters in the United States, to the extent determined by Littelfuse to be necessary to operate the Plan, administer awards, maintain records of holders of equity rights in Littelfuse, carry out the operations of Littelfuse, or comply with securities or other applicable laws. You acknowledge that transfers of your personal data may include providing your information to recordkeepers or third party administrators for the Plan, registrars or brokers hired to handle transactions involving Littelfuse common stock, or prospective or future purchasers of Littelfuse (or its affiliates or the business for which you work). You further acknowledge that your personal information may include your name, address, tax identification number, work location, and information about your awards. You further acknowledge that you have received a copy of the Plan and that you understand your participation in the Plan is voluntary. You can revoke your consent to the transfer of your personal data, access or correct your data, or obtain a copy of the Littelfuse data processing policies or the Plan, by contacting our VP, Compensation, Benefits & HRIS during normal U.S. business hours (9 a.m. – 6 p.m. CST) at (773) 628-0864. WARNING FOR HONG KONG RESIDENTS: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. If you are a Hong Kong resident, you are advised to exercise caution in relation to this Award. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.